EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Paxson Communications Corporation (the “Company”) on Form 10-K/ A for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Garcia, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD GARCIA

Richard Garcia
Senior Vice President and Chief Financial Officer
Principal Financial Officer)
Dated: April 29, 2005